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                                                                    EXHIBIT 10.1


                         AMENDMENT AGREEMENT NUMBER FIVE
                         TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT AGREEMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 17, 2000, is entered into between U.S. BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS SANTA MONICA BANK ("Bank"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 12, 1999, between Bank and Borrower, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated as of September 30, 1999, and as further amended by that certain Amendment Agreement Number Two to Loan and Security Agreement, dated as of November 17, 1999, and as further amended by that certain Amendment Agreement Number Three to Loan and Security Agreement dated as of May 1, 2000, and as further amended by that certain Amendment Agreement Number Four to Loan and Security Agreement dated as of September 29, 2000 (collectively, the "Agreement"). IBI and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, Borrower has requested that Bank extend the maturity date of the Agreement to June 30, 2002;

     WHEREAS, Bank has agreed to honor Borrower's request on the condition that Borrower agree to convert the line of credit into an amortizing term loan and to amend certain financial covenants as set forth in this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1.   The following new definition shall be added to Section 1:

          "1.2.1 "Bank" means U.S. BANK NATIONAL ASSOCIATION, formerly known as Santa Monica Bank."

          All references to "SMB" in the Agreement and all other Loan Documents shall be and mean, and shall be revised to say, Bank.

     2. The Agreement shall be amended by deleting Section 1.27 and replacing it with a new Section 1.27 as follows:



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          1.27 "Note" means that certain Amended and Restated Secured Promissory
          Note, dated as of April 17, 2001, in the original principal amount of Two Million Four Hundred Seventy Five Thousand and 00/100 Dollars ($2,475,000.00) executed by Borrower to the order of Bank, and any renewals, amendments, restatements or extensions of such Amended and Restated Secured Promissory Note.

     3. Notwithstanding anything to the contrary in Section 2 or any other provision of the Agreement, effective immediately, no further advances or other extensions of credit will be made to Borrower under the Agreement. The total outstanding principal amount of all advances under the Agreement, or $2,475,000.00, is hereby converted into an amortizing term loan, which shall be further evidenced by the Note and amortized pursuant to the terms thereof.

     4. The Agreement shall be amended by deleting Section 3.1A and replacing it with a new Section 3.1A as follows:

               "A. This Agreement shall have a term commencing on the date hereof and concluding on June 30, 2002."

     5. The Agreement shall be amended by deleting the first sentence of Section
2.4 and replacing it with a new sentence as follows:

          "All Obligations owed by Borrower to Bank shall bear interest, on the average Daily Balance owing, at a rate four (4) percentage points above the Prime Rate (the "Governing Rate")."

     6. Retroactive to and effective as of March 30, 2001, Bank hereby extends to June 30, 2001 the due date for delivery of Borrower's audited financial statements for its fiscal year 2000 pursuant to Section 7.9B(iii) of the Agreement.

     7. The Agreement shall be amended by deleting Section 7.10 and replacing it with a new Section 7.10, retroactive to and effective as of December 31, 2000, as follows:

               "7.10 Financial Covenants. Borrower shall be in compliance with the following financial covenants which shall be measured on a quarterly basis:

               A. A Debt to Tangible Effective Net Worth Ratio of not more than the following:

               Time Period                        Maximum Ratio
               -----------                        -------------

               As of December 31, 2000            3.50 to 1.0
               As of March 31, 2001               3.55 to 1.0
               As of June 30, 2001                4.30 to 1.0

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               As of September 30, 2001           3.95 to 1.0
               As of December 31, 2001            3.60 to 1.0
               As of March 31, 2002               3.70 to 1.0

               B.   Working Capital of not less than the following:

               Time Period                        Minimum Amount
               -----------                        --------------

               As of December 31, 2000            ($1,450,000)*
               As of March 31, 2001                $400,000
               As of June 30, 2001                ($2,100,000)*
               As of September 30, 2001           ($1,300,000)*
               As of  December 31, 2001           ($1,200,000)*
               As of March 31, 2002               ($1,400,000)*

               *THIS INCLUDES THE RECLASSIFICATION OF SENIOR DEBT TO
               CURRENT DEBT.

               C.  Tangible Net Worth of not less than the following:

               Time Period                         Minimum Amount
               -----------                         --------------

               As of December 31, 2000             $2,800,000
               As of March 31, 2001                $2,300,000
               As of June 30, 2001                 $2,000,000
               As of September 30, 2001            $2,500,000
               As of December 31, 2001             $2,600,000
               As of March 31, 2002                $2,300,000"

     8. Borrower shall execute and deliver to Bank the Amended and Restated Secured Promissory Note, dated as of April 17, 2001, in the original principal amount of $2,475,000, and in the form of Exhibit A attached hereto (the "New Note"). Upon the Bank's receipt of the New Note, properly executed by Borrower, Bank shall deliver to Borrower the Amended and Restated Secured Promissory Note, in the amount of $2,500,000, dated May 1, 2000, executed by Borrower to Bank in accordance with the Agreement, marked "paid by substitution."

     9. As a condition to the effectiveness of this Amendment, Borrower shall pay:

          (a) Extension Fee. A fully earned, nonrefundable extension fee of $25,000 due concurrently with the execution of this Amendment; and

          (b) Bank Expenses. All Bank Expenses (including, but not limited to attorneys' fees and costs) incurred in connection with the preparation, documentation, and negotiation of this Amendment.



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     10. This Amendment shall be deemed effective as of the date first hereinabove written. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

     IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment.


                              INTERVISUAL BOOKS, INC.,
                              a California corporation


                              By /s/ Waldo H. Hunt
                                 ----------------------------
                              Title: Chairman


                              FAST FORWARD MARKETING, INC.,
                              a California corporation


                              By /s/ Dan P. Reavis
                                 ----------------------------
                              Title: President


                              U.S. BANK NATIONAL ASSOCIATION


                               By /s/ Joel Everitt
                                  ----------------------------
                               Title: Vice President




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